EXHIBIT 4.2
                                                         (Subject to Approval of
                                                            the Bankruptcy Court
                                                                 on May 2, 2002)

                                SECOND AMENDMENT
                             TO REVOLVING CREDIT AND
                               GUARANTY AGREEMENT


                  SECOND   AMENDMENT,   dated  as  of  March   13,   2002   (the
"Amendment"), to the REVOLVING CREDIT AND GUARANTY AGREEMENT, dated as of November 15, 2001, among BURLINGTON INDUSTRIES, INC., a Delaware corporation (the "Borrower"), a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, the Guarantors named therein (the "Guarantors"), each of which Guarantors is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMORGAN CHASE BANK, a New York banking corporation ("JPMorgan Chase"), each of the other financial institutions party thereto (together with JPMorgan Chase, the "Banks") and JPMORGAN CHASE BANK, as Agent for the Banks (in such capacity, the "Agent"):

                              W I T N E S S E T H:

                  WHEREAS, the Borrower, the Guarantors, the Banks and the Agent are parties to that certain Revolving Credit and Guaranty Agreement, dated as of November 15, 2001, as amended by that certain First Amendment to Revolving Credit and Guaranty Agreement, dated as of December 20, 2001 (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement"); and

                  WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended, as set forth herein.

                  NOW, THEREFORE, it is agreed:

1. As used herein all terms that are defined in the Credit Agreement shall have the same meanings herein.

2. Section 6.05 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  SECTION 6.05 EBITDA. Permit EBITDA for each 12-month period ending on the last day of each fiscal month listed below to be less than the amount specified opposite such date:

     12 Months Ending                          EBITDA
     ----------------                          ------
     March, 2002                             $14,000,000
     April, 2002                              $7,000,000
     May, 2002                               $(4,000,000)
     June, 2002                             $(19,000,000)
     July, 2002                             $(22,000,000)
     August, 2002                           $(26,000,000)
     September, 2002                        $(23,000,000)
     October, 2002                          $(22,000,000)
     November, 2002                         $(11,000,000)
     December, 2002                          $(4,000,000)
     January, 2003                            $7,000,000
     February, 2003                          $12,000,000
     March, 2003                             $21,000,000
     April, 2003                             $31,000,000
     May, 2003                               $41,000,000
     June, 2003                              $53,000,000
     July, 2003                              $63,000,000
     August, 2003                            $69,000,000
     September, 2003                         $75,000,000
     October, 2003                           $78,000,000
     November, 2003                          $79,000,000

3. This Amendment shall not become effective (the "Effective Date") until the date on which this Amendment shall have been executed by the Borrower, the Guarantors, the Required Banks and the Agent, and the Agent shall have received evidence satisfactory to it of such execution, provided that notwithstanding the occurrence of the Effective Date, the effect of the amendment set forth herein shall terminate and be of no further force or effect if (x) on or before May 7, 2002, the Bankruptcy Court shall not have entered an order in form and substance satisfactory to the Agent authorizing the terms of this Amendment and the payment by the Borrower to the Agent for its own account of a structuring fee in the amount heretofore agreed upon by the Borrower and the Agent and the payment by the Borrower to the Agent, for the respective account of each Bank that has executed and delivered to the Agent a counterpart of this Amendment by not later than 5:00 p.m. (New York City time) on March 27, 2002, an amendment fee in an amount equal to .15% of the Commitment of such Bank, and (y) such structuring fee and amendment fee shall not have been paid in cash to the Agent for its own account and the accounts of the Banks referred to above, respectively, within one Business Day after entry of the order referred to above.

4. Except to the extent hereby amended, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed.

5. The Borrower agrees that its obligations set forth in Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of special counsel to the Agent.

6. This Amendment shall be limited  precisely as written and shall not be deemed
(a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agent or the Banks may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

7. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

8. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                           [SIGNATURE PAGES TO FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and the year first written.


                                      BORROWER:

                                      BURLINGTON INDUSTRIES, INC.
                                      By:
                                      Title:

                                      GUARANTORS:

                                      B. I. TRANSPORTATION, INC.
                                      ------------------------------------------
                                      BH/M-II INC.
                                      BI PROPERTIES INC.
                                      BI PROPERTIES I INC.
                                      BII MEXICO HOLDINGS I, INC.
                                      BII MEXICO HOLDINGS II, INC.
                                      BII MEXICO LAUNDRY HOLDING CO.
                                      BII MEXICO YARNS HOLDING CO.
                                      BURLINGTON APPAREL SERVICES COMPANY
                                      BURLINGTON FABRICS INC.
                                      BURLINGTON FABRITEX USA, INC.
                                      BURLINGTON INDUSTRIES I, LLC
                                      BURLINGTON INDUSTRIES II, LLC
                                      BURLINGTON INDUSTRIES III, LLC
                                      BURLINGTON INDUSTRIES IV, LLC
                                      BURLINGTON INDUSTRIES V, LLC
                                      BURLINGTON INTERNATIONAL SERVICES COMPANY
                                      BURLINGTON INVESTMENT INC.
                                      BURLINGTON INVESTMENT II INC.
                                      BURLINGTON MILLS CORPORATION
                                      BURLINGTON MILLS, INC.
                                      BURLINGTON WORLDWIDE INC.
                                      BURLINGTON WORSTEDS INC.
                                      DISTRIBUTEX, INC.


                                      By:
                                      Title:

--------------------------------------------------------------------------------

                            JP MORGAN CHASE BANK,
                            Individually and as Agent

                            By:  _______________________________
                                 Name:
                                 Title:





                            TRANSAMERICA BUSINESS
                            CAPITAL CORPORATION

                            By:  _______________________________
                                 Name:
                                 Title:





                            FIRST UNION NATIONAL BANK

                            By:  _______________________________
                                 Name:
                                 Title:





                            SUNTRUST BANK

                            By:  _______________________________
                                 Name:
                                 Title:





                            BANK OF AMERICA, N.A.

                            By:  _______________________________
                                 Name:
                                 Title:





                            WEBSTER BANK

                            By:  _______________________________
                                 Name:
                                 Title:





                           ARK II CLO 2001-1, LIMITED

                           By: Patriarch Partners II, LLC,
                               its Collateral Manager

                           By: _________________________________

                               Name:
                               Title: Manager





                           THE CIT GROUP/COMMERCIAL SERVICES, INC.

                           By:  _______________________________
                                Name:
                                Title:





                           GENERAL ELECTRIC CAPITAL CORPORATION

                           By:  _______________________________
                                Name:
                                Title:





                          FOOTHILL CAPITAL CORPORATION

                          By:  _______________________________
                               Name:
                               Title:





                          FLEET NATIONAL BANK

                          By:  _______________________________
                               Name:
                               Title:





                        ISRAEL DISCOUNT BANK OF NEW YORK

                        By:  _______________________________
                             Name:
                             Title:





                          LASALLE BUSINESS CREDIT, INC.

                           By:  _______________________________
                                Name:
                                Title:





                          THE BANK OF NEW YORK

                          By:  _______________________________
                               Name:
                               Title: